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                                                                   EXHIBIT 10.71

 FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING LOAN AND SECURITY AGREEMENT

  This First Amendment to Amended and Restated Revolving Loan and Security Agreement (this "Amendment") is entered into as of the 25th day of October, 1994, by and between KnowledgeWare, Inc., a Georgia corporation (the "Borrower"), and Sterling Software, Inc., a Delaware corporation ("Sterling"), amending certain provisions of an Amended and Restated Revolving Loan and Security Agreement, dated as of August 31, 1994 (the "Loan Agreement"), by and between the Borrower and Sterling, and the Other Agreements. Terms not otherwise defined herein which are defined in the Loan Agreement shall have the meanings given such terms in the Loan Agreement.

  WHEREAS, on October 24, 1994, Sterling waived on a limited basis the Borrowing Base component of the definition of the Maximum Advance Amount (the "Borrowing Base Waiver"), such that Advances under Section 2.1 shall be limited to the amount of the Line of Credit, which, under Section 2.1 of the Loan Agreement, is the maximum amount of $16,000,000.00; and

  WHEREAS, upon the terms and subject to the conditions contained herein, the Borrower has requested Sterling to amend Section 2.1 of the Loan Agreement to increase the maximum amount of the Line of Credit to $22,000,000.00, and Sterling has agreed to such request provided that the terms of the Borrowing Base Waiver do not and shall not extend to the increased amount of the Line of Credit;

  NOW THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1. Section 2.1 of the Loan Agreement is hereby amended to increase the Line of Credit from Sixteen Million and No/100 Dollars ($16,000,000.00) to Twenty Two Million and No/100 Dollars ($22,000,000.00).

    2. The Line of Credit Note shall mean the Revolving Note of
  KnowledgeWare, of even date herewith, payable to the order of Sterling in the maximum principal amount of $22,000,000.00, evidencing the obligations of KnowledgeWare to Sterling arising pursuant to Section 2.1 of the Loan Agreement.

    3. Notwithstanding the amendments contained in paragraphs 1 and 2 above, the Borrowing Base Waiver shall not extend to any amounts requested to be advanced or advanced over the principal amount of $16,000,000.00, unless and until Sterling shall specifically agree to extend the Borrowing Base Waiver up to the amount of $22,000,000.00 by a writing evidencing such agreement.

    4. It is specifically acknowledged and agreed that all references to the "Assumed Credit Facility" as defined in the Warrant Agreement, dated as of August 31, 1994, by and between the Borrower and Sterling, shall refer to the Loan Agreement as amended by this Amendment, such that Additional Warrants (as defined therein) shall be issued by the Borrower to Sterling for each $1,000,000 of the increased amount of the Line of Credit to the extent advanced under the Loan Agreement.

    5. Any and all terms and provisions of the Loan Agreement and the Other Agreements shall be modified and amended wherever necessary, and even though not specifically identified herein, to conform to the amendments set forth in paragraphs 1 and 2 above. Except as expressly amended hereby, the Loan Agreement, the Other Agreements and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. All references in the Loan Agreement or such Other Agreements shall hereafter refer to the Loan Agreement as amended hereby.

    6. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of the Borrower or any right of Sterling consequent thereon.
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    7. This amendment may be executed in one or more counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first written above.

                                          KnowledgeWare, Inc.

                                          By:/s/ Richard M. Haddrill
                                             ---------------------------------
                                          Name:Richard M. Haddrill
                                               -------------------------------
                                          Title:Executive Vice President
                                                ------------------------------

                                          ATTEST:/s/ Rick W. Gosset
                                                 -----------------------------

                                          Sterling Software, Inc.

                                          By:/s/ George H. Ellis
                                             ---------------------------------

                                          Name:George H. Ellis
                                               -------------------------------
                                          Title:Executive Vice President
                                                ------------------------------

                                          ATTEST:/s/ James E. Jenkins, Jr.
                                                 -----------------------------
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                             CONSENT OF GUARANTORS

  The undersigned Guarantors hereby consent to the amendments and agreements contained in the foregoing Amendment and ratify and confirm that the Collateralized Guaranty executed by each of them is in full force and effect and not impaired thereby.

                                          KnowledgeWare Worldwide, Inc.,
                                          a Georgia Corporation

                                          By:/s/ Richard M. Haddrill
                                             ---------------------------------
                                          Name:Richard M. Haddrill
                                               -------------------------------
                                          Title:President
                                                ------------------------------

                                          IWK Corporation,
                                          a Delaware corporation

                                          By:/s/ Richard M. Haddrill
                                             ---------------------------------
                                          Name:Richard M. Haddrill
                                               -------------------------------
                                          Title:Secretary
                                                ------------------------------

                                          Matesys Corp.,
                                          a California corporation

                                          By:/s/ Richard M. Haddrill
                                             ---------------------------------
                                          Name:Richard M. Haddrill
                                               -------------------------------
                                          Title:Executive Vice President
                                                ------------------------------

                                          KnowledgeWare International, Inc.,
                                          a Georgia corporation

                                          By:/s/ Richard M. Haddrill
                                             ---------------------------------
                                          Name:Richard M. Haddrill
                                               -------------------------------
                                          Title:Executive Vice President
                                                ------------------------------